Exhibit 10.1
AMENDMENT NO. 1 TO THE
STOCKHOLDERS’ AGREEMENT
     This Amendment No. 1 (this “Amendment”), dated as of August 5, 2010, to the Stockholders’ Agreement (the “Stockholders’ Agreement”), dated as of August 5, 2009, by and among Emdeon Inc., a Delaware corporation (the “Company”), and the Stockholders named therein, is made by and among the Company and each of the Stockholders of the Company identified on the signature pages hereto. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Stockholders’ Agreement.
     WHEREAS, pursuant to Section 7.3 of the Stockholders’Agreement, the Stockholders’ Agreement may be amended with the written approval of (a) the Company, (b) GA Stockholders holding Shares with a majority of the Voting Power of all Shares then held by the GA Stockholders and (c) HF Stockholders holding Shares with a majority of the Voting Power of all Shares then held by the HF Stockholders, subject to certain exceptions set forth in Section 7.3 of the Stockholders’ Agreement, none of which are applicable to this Amendment; and
     WHEREAS, the parties hereto wish to amend the Stockholders’ Agreement as set forth herein in accordance with the terms set forth in Section 7.3 of the Stockholders’ Agreement.
     NOW, THEREFORE, in consideration of the agreements contained herein, and for other good and valuable consideration acknowledged hereby, the parties hereto agree as follows:
     Section 1. Section 2.1(d)(ii) of the Stockholders’ Agreement is hereby amended by deleting such section in its entirety and replacing it with the following language:
The compensation committee shall consist of: (i) two NYSE Independent Directors, both of whom shall be (A) “Non-Employee Directors” within the meaning of Rule 16b-3 under the Exchange Act and (B) “outside directors” for the purposes of Section 162(m) of the Code, (ii) a Director nominated by the GA Stockholders (but only if the GA Stockholders are then entitled to nominate Directors) and (iii) a Director nominated by the HF Stockholders (but only if the HF Stockholders are then entitled to nominate Directors) and, following such time as the (x) GA Stockholders in the aggregate beneficially own a number of Class A Shares equal to less than 10% of the aggregate number of Class A Shares outstanding immediately prior to the consummation of the IPO (excluding Management Shares and eRx Shares but including all Class A Shares issuable to the HF Stockholders in exchange for Class B Shares and Units) and (y) HF Stockholders in the aggregate beneficially own a number of Class A Shares (including all Class A Shares issuable to the HF Stockholders in exchange for Class B Shares and Units) equal to less than

10% of the aggregate number of Class A Shares outstanding immediately prior to the consummation of the IPO (excluding Management Shares and eRx Shares but including all Class A Shares issuable to the HF Stockholders in exchange for Class B Shares and Units), such additional members as determined by the Board. The compensation committee may elect to form a sub-committee consisting of two or more members of the compensation committee who are (i) “Non-Employee Directors” within the meaning of Rule 16b-3 under the Exchange Act and/or (ii) “outside directors” for the purposes of Section 162(m) of the Code to approve certain transactions for purposes of Rule 16b-3 under the Exchange Act and/or Section 162(m) of the Code.
     Section 2. Except as provided in this Amendment, the Stockholders’ Agreement shall continue in full force and effect.
     Section 3. This Amendment, the legal relations between the parties and any claim, action, suit, arbitration, inquiry, proceeding or investigation by or before any Governmental Entity, whether contractual or non-contractual, instituted by any party with respect to matters arising under or growing out of or in connection with or in respect of this Amendment shall be governed by and construed in accordance with the Laws of the State of Delaware applicable to contracts made and performed in such State and without regard to conflicts of law doctrines, except to the extent that certain matters are preempted by federal law or are governed as a matter of controlling law by the law of the jurisdiction of organization of the respective parties.
     Section 4. The parties hereto hereby agree and consent to be subject to the jurisdiction of any federal court of the District of Delaware or the Delaware Court of Chancery over any action, suit or proceeding (a “Legal Action”) arising out of or in connection with this Amendment. The parties hereto irrevocably waive the defense of an inconvenient forum to the maintenance of any such Legal Action. Each of the parties hereto further irrevocably consents to the service of process out of any of the aforementioned courts in any such Legal Action by the mailing of copies thereof by registered mail, postage prepaid, to such party at its address set forth in the Stockholders’ Agreement, such service of process to be effective upon acknowledgment of receipt of such registered mail. Nothing in this Section 4 shall affect the right of any party hereto to serve legal process in any other manner permitted by Law.
     Section 5. This Amendment may be executed in one or more counterparts and all of such counterparts shall constitute one and the same agreement.
[Signature page to follow.]

2

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed by its duly authorized officers as of the day and year first above written.

COMPANY: EMDEON INC.
By:	/s/ Gregory T. Stevens
	Name:	Gregory T. Stevens
	Title:	Executive Vice President, General Counsel and Secretary

Signature Page to Amendment No. 1 to the Stockholders’ Agreement

GA STOCKHOLDERS: GENERAL ATLANTIC PARTNERS 83, L.P. By: General Atlantic GenPar, L.P., its General Partner By: General Atlantic LLC, its General Partner
By:	/s/ Matthew Nimetz
	Name:	Matthew Nimetz
	Title:	Managing Director

GENERAL ATLANTIC PARTNERS 84, L.P. By: General Atlantic GenPar, L.P., its General Partner By: General Atlantic LLC, its General Partner
By:	/s/ Matthew Nimetz
	Name:	Matthew Nimetz
	Title:	Managing Director

GAP Coinvestments CDA, L.P. By: General Atlantic LLC, its General Partner
By:	/s/ Matthew Nimetz
	Name:	Matthew Nimetz
	Title:	Managing Director

Signature Page to Amendment No. 1 to the Stockholders’ Agreement

GAP-W, LLC By: General Atlantic GenPar, L.P., its Manager By: General Atlantic LLC, its General Partner
By:	/s/ Matthew Nimetz
	Name:	Matthew Nimetz
	Title:	Managing Director

GAPSTAR, LLC
By:	/s/ Matthew Nimetz
	Name:	Matthew Nimetz
	Title:	Vice President

GAP Coinvestments III, LLC
By:	/s/ Matthew Nimetz
	Name:	Matthew Nimetz
	Title:	Managing Member

GAP Coinvestments IV, LLC
By:	/s/ Matthew Nimetz
	Name:	Matthew Nimetz
	Title:	Managing Member

Signature Page to Amendment No. 1 to the Stockholders’ Agreement

GAPCO GmbH & Co. KG By: GAPCO Management GMBH, its General Partner
By:	/s/ Matthew Nimetz
	Name:	Matthew Nimetz
	Title:	Managing Director

Signature Page to Amendment No. 1 to the Stockholders’ Agreement

HF STOCKHOLDERS: HELLMAN & FRIEDMAN CAPITAL ASSOCIATES VI, L.P. By: Hellman & Friedman Investors VI, L.P., its General Partner By: Hellman & Friedman LLC, its General Partner
By:	/s/ Allen Thorpe
	Name:	Allen Thorpe
	Title:	Managing Director

HELLMAN & FRIEDMAN CAPITAL EXECUTIVES VI, L.P. By: Hellman & Friedman Investors VI, L.P., its General Partner By: Hellman & Friedman LLC, its General Partner
By:	/s/ Allen Thorpe
	Name:	Allen Thorpe
	Title:	Managing Director

HFCP VI DOMESTIC AIV, L.P. By: Hellman & Friedman Investors VI, L.P., its General Partner By: Hellman & Friedman LLC, its General Partner
By:	/s/ Allen Thorpe
	Name:	Allen Thorpe
	Title:	Managing Director

Signature Page to Amendment No. 1 to the Stockholders’ Agreement

H&F HARRINGTON AIV II, L.P. By: Hellman & Friedman Investors VI, L.P., its General Partner By: Hellman & Friedman LLC, its General Partner
By:	/s/ Allen Thorpe
	Name:	Allen Thorpe
	Title:	Managing Director

HELLMAN & FRIEDMAN INVESTORS VI, L.P. By: Hellman & Friedman LLC, its General Partner
By:	/s/ Allen Thorpe
	Name:	Allen Thorpe
	Title:	Managing Director

Signature Page to Amendment No. 1 to the Stockholders’ Agreement